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                                                                   EXHIBIT 10.22

                                 AMENDMENT No. 9

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS PLC

                                       and

                          TRUBION PHARMACEUTICALS, INC.

                                                          CONFIDENTIAL TREATMENT

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     THIS AMENDMENT No. 9 ("Ninth Amendment") is made the 31st day of October
2005

     BETWEEN

     LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire SL1 4DX, England (hereinafter referred to as "LB"), and

     TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

     WHEREAS

     A. LB and the Customer entered into a development and manufacturing services agreement (the "Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

     B. The Customer now wishes LB to perform additional services under the Agreement, and,

     C. LB is willing to perform such additional services on the terms set out in the Agreement, and

     D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

     NOW THEREFORE IT IS HEREBY AGREED as follows:

     1.0  STAGE 31, SHALL BE ADDED TO SCHEDULE 2 OF THE AGREEMENT TO READ AS
          FOLLOWS:

     STAGE 31 ***

     BACKGROUND

     ***.

     31.1 OBJECTIVES

          ***

     31.2 ACTIVITIES

          ***

     31.3 DELIVERABLES

          31.3.1 A copy of the summary report as prepared in activity 31.2.11

     31.4 TIMESCALE

                                                          CONFIDENTIAL TREATMENT

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     Stage 31 commenced at Customer's request ***.

     It is estimated that Stage 31 will be complete approximately *** from commencement.

                                                          CONFIDENTIAL TREATMENT


                                       -2-

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     SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR
PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE ***

     "1.  PRICE

          ***

     2.   PAYMENT

          FOR STAGE 31

          *** upon commencement of Stage 31.

          *** upon completion of Stage 31."

                                                          CONFIDENTIAL TREATMENT


                                       -3-

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     SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT
SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of
LONZA BIOLOGICS PLC                     /s/ Rene Imwinkleried
                                        ----------------------------------------
                                        Director
                                        TITLE

Signed for and on behalf of
TRUBION PHARMACEUTICALS, INC            /s/ Kendall Mohler
                                        ----------------------------------------
                                        Senior VP, Reseach & Development
                                        TITLE

                                                          CONFIDENTIAL TREATMENT